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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report February 23, 2004
              (Date of earliest event reported) (February 3, 2004)

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                      PETRO HOLDINGS FINANCIAL CORPORATION
              Exact Name of Registrant as Specified in its Charter

          Delaware                    333-87371-01               74-2922355
State or Other Jurisdiction of   Commission File Number       I.R.S. Employer
       Incorporation                                       Identification Number

         6080 Surety Dr.
          El Paso, Texas                                           79905
Address of Principal Executive Offices                           Zip Code

                                 (915) 779-4711
               Registrant's telephone number, including area code

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Item 5.   Other Events

          On February 3, 2004, Petro Stopping Centers Holdings, L.P. and Petro Holdings Financial Corporation issued a press release announcing the extension of their pending offer and consent solicitation with respect to all of the outstanding $113,370,000 aggregate principal amount at maturity senior discount notes due 2008 (CUSIP# 71646DAE2 and ISIN# US71646DAE22).

          On February 9, 2004, Petro Stopping Centers Holdings, L.P. and its affiliated entities, Petro Holdings Financial Corporation, Petro Warrant Holdings Corporation, Petro Stopping Centers, L.P. and Petro Financial Corporation (collectively, the "Companies"), issued a press release announcing the closing of a series of transactions pursuant to which the Companies have refinanced substantially all of their existing indebtedness.

          Copies of both press releases are filed as Exhibits 99.18 and 99.19 to this Current Report on Form 8-K. Both press releases are incorporated herein by reference and the foregoing descriptions of both press releases are qualified in their entirety by reference to Exhibits 99.18 and 99.19.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired:

               Not applicable.

          (b)  Pro forma financial information:

               Not applicable.

          (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

               Exhibit 4.7 Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers Holdings, L.P. and Petro Holdings Financial Corporation, as Issuers, and The Bank of New York, as Trustee, relating to Petro Stopping Centers Holdings, L.P.'s Senior Third Secured Notes due 2014.

               Exhibit 4.8 Supplemental Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers Holdings, L.P. and Petro Holdings Financial Corporation, as Issuers, and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Trustee, relating to Petro Stopping Centers Holdings, L.P.'s $113,370,000 aggregate principal amount 15% Senior Discount Notes Due 2008.

               Exhibit 4.9 First Amendment, dated as of February 9, 2004, to the Warrant Agreement, dated as of July 23, 1999, by and among Petro Warrant Holdings Corporation, Petro Stopping Centers Holdings, L.P., Sixty Eighty, LLC, First Union Capital Markets Corp., CIBC World Markets Corp., and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as warrant agent.

               Exhibit 10.41 Revolving Credit and Term Loan Agreement, dated February 9, 2004, among Petro Stopping Centers, L.P., Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, Petro Distributing, Inc., and Petro Financial Corporation, Wells Fargo Bank, N.A., as Administrative Agent, Collateral Agent, and L/C Issuer, Bank of America, N.A., as Syndication Agent, and the other lenders party thereto.

               Exhibit 10.42 Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, and Petro Distributing, Inc., as Guarantors, and The Bank of New York, as Trustee, relating to Petro Stopping Centers, L.P.'s $225 million aggregate principal amount 9% Senior Secured Notes due 2012.

               Exhibit 10.43 First Supplemental Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, Petro Distributing, Inc., and Petro, Inc., as Guarantors, and The Bank of New York, as Trustee, relating to Petro Stopping Centers, L.P.'s $225 million aggregate principal amount 9% Senior Secured Notes due 2012.

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               Exhibit 10.44  Second Supplemental Indenture, dated as of
                              February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Trustee, relating to Petro Stopping Centers, L.P.'s $135 million aggregate principal amount
                              10 1/2% Senior Notes due 2007.

               Exhibit 99.18  Press release dated February 3, 2004

               Exhibit 99.19  Press release dated February 9, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        PETRO HOLDINGS FINANCIAL CORPORATION
                                                     (Registrant)


Date:  February 23, 2004                By:  /s/ J.A. Cardwell, Sr.
                                            ------------------------------------
                                                 J.A. Cardwell, Sr.
                                                 President and Director
                                                 (On behalf of the Registrant
                                                 and as Registrant's Principal
                                                 Executive Officer)


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                                  EXHIBIT INDEX

Exhibit No.    Exhibit Description
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4.7*           Indenture, dated as of February 9, 2004, by and among Petro
               Stopping Centers Holdings, L.P. and Petro Holdings Financial
               Corporation, as Issuers, and The Bank of New York, as Trustee, relating to Petro Stopping Centers Holdings, L.P.'s Senior Third
               Secured Notes due 2014.

4.8* Supplemental Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers Holdings, L.P. and Petro Holdings Financial Corporation, as Issuers, and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Trustee, relating to Petro Stopping Centers Holdings, L.P.'s $113,370,000 aggregate principal amount 15% Senior Discount Notes Due 2008.

4.9* First Amendment, dated as of February 9, 2004, to the Warrant Agreement, dated as of July 23, 1999, by and among Petro Warrant Holdings Corporation, Petro Stopping Centers Holdings, L.P., Sixty Eighty, LLC, First Union Capital Markets Corp., CIBC World Markets Corp., and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as warrant agent.

10.41* Revolving Credit and Term Loan Agreement, dated February 9, 2004, among Petro Stopping Centers, L.P., Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, Petro Distributing, Inc., and Petro Financial Corporation, Wells Fargo Bank, N.A., as Administrative Agent, Collateral Agent, and L/C Issuer, Bank of America, N.A., as Syndication Agent, and the other lenders party thereto.

10.42* Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, and Petro Distributing, Inc., as Guarantors, and The Bank of New York, as Trustee, relating to Petro Stopping Centers, L.P.'s $225 million aggregate principal amount 9% Senior Secured Notes due 2012.

10.43* First Supplemental Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, Petro Distributing, Inc., and Petro, Inc., as Guarantors, and The Bank of New York, as Trustee, relating to Petro Stopping Centers, L.P.'s $225 million aggregate principal amount 9% Senior Secured Notes due 2012.

10.44* Second Supplemental Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Trustee, relating to Petro Stopping Centers, L.P.'s $135 million aggregate principal amount 10 1/2% Senior Notes due 2007.

99.18*         Press release dated February 3, 2004

99.19*         Press release dated February 9, 2004

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*  Filed herewith

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